UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2008

Jo-Ann Stores, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-06695	34-0720629
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 Darrow Rd., Hudson, Ohio		44236
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 656-2600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 15, 2008, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Jo-Ann Stores, Inc. (the "Company") approved a Split Dollar Insurance Agreement between the Company and Mr. Kenneth Haverkost, the Company’s Executive Vice President, Store Operations (the "Agreement").

The Agreement provides that the Company shall maintain life insurance policies acquired by the Company on the life of Mr. Haverkost (the "Policies") from insurance companies selected by the Company, shall pay the premiums on the Policies when due, and shall be designated as sole owner of the Policies subject to the payments described below.

Upon the death of Mr. Haverkost, while the Agreement remains in effect, the proceeds of the Policies shall be paid as follows: i) to Mr. Haverkost's designated beneficiary or beneficiaries, the amount of Six Hundred Thousand ($600,000) dollars, and ii) to the Company, an amount equal to the balance, if any, of the proceeds of the Policies, and of any paid-up additional insurance purchased through dividend reinvestment, if any, after payment of the applicable amount to Mr. Haverkost's designated beneficiary or beneficiaries.

The Agreement will terminate automatically upon the termination of Mr. Haverkost's employment.

In addition, the Compensation Committee added Mr. Haverkost as a participant to the Company's Supplemental Retirement Benefit Plan and established a maximum supplemental retirement benefit amount of $600,000 for Mr. Haverkost effective October 15, 2008.

The Company's Supplemental Retirement Benefit Plan is summarized in the "Compensation Discussion and Analysis" section of the Company's proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on April 28, 2008, and a copy of the Plan has been filed as Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q filed by the Company with the SEC on December 13, 2007.

A copy of the Agreement and schedule to the Supplemental Retirement Benefit Plan are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit No. - 10.1 Split Dollar Insurance Agreement dated October 15, 2008 between the Company and Kenneth Haverkost

Exhibit No. - 10.2 Schedule to Jo-Ann Stores, Inc. Supplemental Retirement Benefit Plan, effective as of October 15, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jo-Ann Stores, Inc.

October 15, 2008	By:	/s/ David Goldston

Name: David Goldston
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Split Dollar Insurance Agreement between the Company and Kenneth Haverkost dated October 15, 2008
10.2	Schedule to Jo-Ann Stores, Inc. Supplemental Retirement Benefit Plan, effective as of October 15, 2008